UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	September 18, 2008

LEGG MASON, INC.

(Exact name of registrant as specified in its charter)
Maryland	1-8529	52-1200960

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
100 Light Street, Baltimore, Maryland		21202

(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code:	(410) 539-0000

Not Applicable

(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01		Entry into a Material Definitive Agreement.

(a)

On September 18, 2008, Legg Mason, Inc. amended two capital support agreements that were entered into on March 31, 2008 (the "Amended CSAs"), each with one of its wholly owned subsidiaries, LM Capital Company, LLC and LM Capital Support III, LLC (together with Legg Mason, Inc., the "Company"), and the Liquid Reserves Portfolio, a Series of Master Portfolio Trust (the "Fund"), a money market fund managed by a subsidiary of the Company. Under each Amended CSA, the Company will make capital contributions to the Fund in certain circumstances upon the Fund realizing a loss on the disposition or restructuring of its investment in specific underlying securities described below. One of the Amended CSAs was amended to increase the maximum capital contributions that the Company will make thereunder from $250 million to $500 million in connection with $1.147 billion in asset-backed commercial paper issued by Axon Financial Funding LLC ("Axon"), a structured investment vehicle (the "Axon Securities"), and the other Amended CSA was amended to increase the maximum capital contributions that the Company will make thereunder from $150 million to $250 million in connection with $347.6 million in asset-backed commercial paper issued by Issuer Entity LLC (successor to Ottimo Fund Ltd.), a conduit similar to a structured investment vehicle (the "Issuer Entity Securities").

The Company has provided an additional $250 million in collateral to the Fund to secure its obligations under the Amended CSA relating to the Axon Securities and an additional $100 million in collateral to the Fund to secure its obligations under the Amended CSA relating to the Issuer Entity Securities. As a result of the amendments, the Company estimates that it will incur an estimated aggregate $151.0 million charge to its operating results ($88.8 million net of adjustments to operating expenses and taxes, or $0.63 per diluted share) to date for the quarter ending September 30, 2008 reflecting the fair value of the underlying securities as of September 18, 2008. The Company expects to make related adjustments to operating expenses in subsequent fiscal years.

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On September 18, 2008, the Company also provided additional support to the Citi Institutional Liquidity Fund plc ("CILF"), a liquidity fund managed by a subsidiary of the Company, in order to maintain its AAA credit rating. This support was in the form of two standby letters of credit in the total amount of approximately $257 million (the "Letters of Credit") from Citibank, N.A. (the "Bank") pursuant to an Agreement for Standby Letters of Credit dated September 18, 2008 between the Company and the Bank. On that date, the Company also entered into two related agreements (the "Agreements") with CILF. The Letters of Credit support investments by CILF in approximately $325 million in asset-backed commercial paper issued by Axon and approximately $232 million in asset-backed commercial paper issued by Gryphon Funding Ltd. (successor to Cheyne Finance, LLC) (together with the securities issued by Axon, the "Securities"). The Letters of Credit may be drawn by CILF if it realizes a loss on disposition or restructuring of the Securities in excess of the amounts available under letters of credit relating to those securities that the Company has previously provided. In addition, under the arrangements, CILF will draw the Letters of Credit at the end of their one-year terms, if, at that time, CILF continues to hold the Securities and the Securities have not been restructured into securities that are rated A-1 and P-1 by Standard & Poor's and Moody's Investor Services, respectively. If the Securities are restructured into securities that are not rated A-1 and P-1 and CILF continues to hold the new securities immediately prior to the expiration of the Letters of Credit, CILF is required to sell the securities and draw on the Letters of Credit to cover any loss. The Letters of Credit may be terminated without being drawn before their term expires in certain circumstances, including if the Securities are sold from CILF or restructured into securities that are rated A-1 and P-1 by Standard & Poor's and Moody's Investor Services, respectively, without incurring a loss. The Company expects that the Letters of Credit will not result in any incremental charge to its operating results for the quarter ending September 30, 2008.

Item 2.03		Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(b)

As discussed in Item 1.01 above, which disclosure is incorporated herein by reference, the Company has amended two CSAs with the Fund and entered into arrangements to provide two Letters of Credit to CILF. The maximum future amount that the Company could be required to pay under the Amended CSAs would be $750 million aggregate contribution amount. The maximum future amount that the Company could be required to pay under the Letters of Credit arrangements would be approximately $257 million.

As discussed in Item 8.01 below, which disclosure is incorporated herein by reference, the Company has entered into a WAIMMF CSA (as defined below). The maximum future amount that the Company could be required to pay under the WAIMMF CSA would be $20 million.

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Item 8.01		Other Events.

On September 18, 2008, Legg Mason, Inc. and its wholly owned subsidiary, LM Capital Support V, LLC (together with Legg Mason, Inc., the "LM Parties"), entered into a capital support agreement (the "WAIMMF CSA") with the Western Asset Institutional Money Market Fund ("WAIMMF"). WAIMMF is a money market fund managed by a subsidiary of the Company. The WAIMMF CSA requires the LM Parties to make up to $20 million in capital contributions to WAIMMF upon WAIMMF realizing a loss on the disposition or restructuring of WAIMMF's investment in $75 million in securities issued by Orion Financial USA LLC, a structured investment vehicle. Under the WAIMMF CSA, if WAIMMF holds any of the underlying securities, or holds securities into which the underlying securities have been restructured, on the business day before the term expires, WAIMMF is required to sell those securities and the LM Parties will make capital contributions under the WAIMMF CSA to cover any resulting loss up to the maximum contribution amount under the WAIMMF CSA. The WAIMMF CSA may be terminated without any capital contributions being made thereunder before its term expires, in certain circumstances, including if the underlying securities are sold from WAIMMF or restructured into securities that are rated one of the two highest short-term categories by two requisite rating agencies without incurring a loss.

The LM Parties have provided an aggregate of $20 million in collateral to WAIMMF to secure its obligations under the WAIMMF CSA. The WAIMMF CSA is supported by collateral equal to the maximum contribution amount under the WAIMMF CSA. As of the date the WAIMMF CSA was issued, the LM Parties have established derivative liabilities for the fair value of its obligations to make capital contributions to WAIMMF thereunder. The amount of these liabilities will increase or decrease if the LM Parties' obligations under the WAIMMF CSA fluctuate principally based on the fair value of the underlying securities. As a result of the WAIMMF CSA, the Company estimates that it will incur an aggregate charge to its operating results of $9.2 million ($5.4 million net of adjustments to operating expenses and taxes, or $0.04 per diluted share) to date for the quarter ending September 30, 2008.

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As of September 17, 2008, the Company's liquidity business had approximately $187 billion of assets under management. Of this amount, investments by money market funds in structured investment vehicles and other similar conduits represented approximately 2%. As discussed in the Company's earlier filings, the Company has previously taken steps to provide support for investments in SIV-issued securities by money market funds managed by a Company subsidiary. Attached hereto as Exhibit 99.1 and incorporated herein by reference is a press release discussing the amendments to the Capital Support Agreements, the WAIMMF CSA and the Letters of Credit and summarizing the Company's estimated charge to operating results to date during the quarter ending September 30, 2008 resulting from all of the support arrangements provided to date. Attached hereto as Exhibit 99.2 and incorporated herein by reference is a schedule summarizing the Company's estimated charges to operating results to date for the quarter ending September 30, 2008 and cumulatively for all periods resulting from each form of support the Company has provided to date.

Item 9.01		Financial Statements and Exhibits.

	(d)	Exhibits

		Exhibit No.	Subject Matter

		99.1	Press Release of Legg Mason, Inc. dated September 19, 2008, filed herewith
		99.2	Schedule of Impact of Money Market Fund Support on Operating Results September 30, 2008 Quarter to date and Cumulative to date, filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGG MASON, INC.
(Registrant)

Date: September 19, 2008	By:	/s/ Thomas P. Lemke

Thomas P. Lemke
Senior Vice President and General Counsel

LEGG MASON, INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter

99.1	Press Release of Legg Mason, Inc. dated September 19, 2008, filed herewith
99.2	Schedule of Impact of Money Market Fund Support on Operating Results September 30, 2008 Quarter to date and Cumulative to date, filed herewith

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